UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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The New America High Income Fund, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE NEW AMERICA HIGH INCOME FUND, INC.
33 Broad Street
Boston, Massachusetts 02109

August 29, 2011

Dear Stockholder:

You are cordially invited to attend the 2011 Annual Meeting of Stockholders (the "Annual Meeting") of The New America High Income Fund, Inc., a Maryland corporation, to be held at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109, on Thursday, October 27, 2011 at 9:30 a.m. local time.

We hope that you will be able to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting and regardless of the number of shares you own, it is important that your shares be represented. You are urged to complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope or vote your shares via the Internet or by touch-tone telephone. Please act promptly to assure that your shares are represented at the Annual Meeting.

Sincerely,

Robert F. Birch
President

IMPORTANT

Please give all of this information your careful attention. It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting in person, you are requested to promptly complete, sign and return the enclosed proxy card as soon as possible. Certain holders of the common stock may also vote their shares via the Internet or by telephone as discussed in the proxy statement. Returning a signed proxy card or authorizing a proxy by telephone or over the Internet to vote your shares will not prevent you from voting your shares in person if you subsequently choose to attend the Annual Meeting, but your presence (without further action) at the Annual Meeting will not in itself constitute a revocation of a previously delivered proxy.

THE NEW AMERICA HIGH INCOME FUND, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On Thursday, October 27, 2011

To the stockholders of The New America High Income Fund, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of The New America High Income Fund, Inc., a Maryland corporation (the "Fund"), will be held at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109, on Thursday, October 27, 2011 at 9:30 a.m. local time, for the following purposes:

1.  To elect five Directors of the Fund, nominated by the Board of Directors, two of whom shall be elected by the holders of the Fund's Series A, Series B, Series C and Series D Auction Term Preferred Stock (collectively, the "ATP"), and the remainder of whom shall be elected by the holders of the Fund's Common Stock and the ATP voting together as a single class, to hold office until the next annual meeting of stockholders and until their successors shall have been duly elected and qualified.

2.  To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

The matters referred to above may be acted upon at the Annual Meeting or any adjournment thereof.

The close of business on Friday, August 12, 2011, is the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. CERTAIN HOLDERS OF COMMON STOCK MAY ALSO SUBMIT THEIR PROXIES OVER THE INTERNET OR BY TELEPHONE.

The proxy statement, the Fund's Annual Report to stockholders for the year ended December 31, 2010 and the Fund's Semi-Annual Report to stockholders for the period ended June 30, 2011 are available for viewing, printing and downloading from The New America High Income Fund, Inc. home page at www.newamerica–hyb.com. The direct address for viewing, printing and downloading the proxy statement is www.newamerica-hyb.com/proxystatement.pdf. The direct address for the Annual Report is www.newamerica-hyb.com/2010annualreport.pdf. The direct address for the Semi-Annual Report is www.newamerica-hyb.com/2011semiannualreport.pdf.

By Order of the Board of Directors

Ellen Terry
Secretary

August 29, 2011
Boston, Massachusetts

(This page has been left blank intentionally.)

THE NEW AMERICA HIGH INCOME FUND, INC.
33 Broad Street
Boston, Massachusetts 02109
(617) 263-6400

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
October 27, 2011

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting to Be Held on October 27, 2011:

This proxy statement, the Fund's Annual Report to stockholders for the period ended December 31, 2010 and the Fund's Semi-Annual Report to stockholders for the period ended June 30, 2011 are available for viewing, printing and downloading from The New America High Income Fund, Inc. home page at www.newamerica–hyb.com. The direct address for viewing, printing and downloading the proxy statement is www.newamerica–hyb.com/proxystatement.pdf. The direct address for the Annual Report is www.newamerica–hyb.com/2010annualreport.pdf. The direct address for the Semi-Annual Report is www.newamerica–hyb.com/2011semiannualreport.pdf.

This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The New America High Income Fund, Inc., a Maryland corporation (the "Fund"), for use at the Fund's 2011 annual meeting of stockholders (the "Annual Meeting") to be held at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109 on Thursday, October 27, 2011 at 9:30 a.m. local time, and at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting dated August 29, 2011. This proxy statement and the accompanying Notice of Annual Meeting and form of proxy will be first sent to stockholders on or about August 29, 2011.

The Board of Directors has fixed the close of business on Friday, August 12, 2011, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. As of the record date, 23,093,961 shares of the Fund's common stock, par value $.01 per share (the "Common Stock"), were issued and outstanding and 3,417 shares of the Fund's Auction Term Preferred Stock (the "ATP" or "Preferred Stock"), par value $1.00 per share, liquidation preference $25,000 per share, were issued and outstanding, consisting of 1,400 shares of ATP Series A, 1,000 shares of ATP Series B, 17 shares of ATP Series C and 1,000 shares of ATP Series D. Each outstanding share of the Common Stock and each outstanding share of the ATP is entitled to one vote on each matter submitted to stockholders at the Annual Meeting of the relevant class or classes as described below.

All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. Each stockholder may be asked to present valid identification. Please note that stockholders who hold their shares in "street name" (that is, through a broker, bank, or other nominee) will need to bring a copy of a brokerage statement reflecting the stockholder's stock ownership as of the record date.

If the accompanying form of proxy is properly executed and returned in time to be voted at the Annual Meeting (either by returning the paper proxy card or, for certain holders of the Common Stock, by submitting a proxy electronically by telephone or over the Internet), the shares represented thereby will be voted in accordance with the instructions indicated thereon by the stockholder. Executed proxies that are unmarked will be voted for the election of the applicable nominees named herein as Directors of the Fund and in the discretion of the persons named as proxies in connection with all other matters which may properly come before the Annual Meeting or any adjournment thereof. Any proxy will be governed by and construed in accordance with Maryland law and applicable federal securities laws.

Holders of the Common Stock and the ATP who tender proxies by mail should sign and return the enclosed proxy card. The proxy card should be returned in the enclosed postage-paid envelope. Certain holders of the Common Stock also have the option of executing and returning their proxies by telephone or over the Internet. The form of proxy these stockholders receive along with the proxy statement includes an attachment that has instructions both for calling a toll-free number for automated touch-tone voting and for finding a website address that will permit voting over the Internet. Prior to using either of these methods of voting, stockholders should read the proxy statement and have it and the form of proxy ready at hand.

A stockholder voting by telephone or over the Internet represents that the stockholder is authorized to vote the shares of the Common Stock being voted, for example, when a stockholder is acting on behalf of all registered owners of an account or in the capacity of trustee of a trust or officer of an organization that holds Fund shares. In addition, by using the telephone or the Internet to submit voting instructions, the stockholder expressly authorizes American Stock Transfer & Trust Company ("AST"), which is assisting the Fund in gathering and tabulating votes for the Annual Meeting, and its agents, to execute a proxy to vote the stockholder's shares at the Annual Meeting as the stockholder has indicated. The Fund believes that the procedures governing the execution of proxies by telephone or over the Internet are reasonably designed to ensure that the identities of the stockholders executing proxies are accurately determined and that the voting instructions of those stockholders are accurately recorded.

The presence, in person or by proxy, of stockholders of the Fund entitled to cast a majority of the votes entitled to be cast at the Annual Meeting constitutes a quorum for the transaction of business. Abstentions and broker "nonvotes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting for purposes of determining the existence of a quorum but will be disregarded in determining the "votes cast" for the proposal. A stockholder may revoke his or her proxy prior to its use by attending the Annual Meeting and voting in person, by giving written notice of such revocation to the Secretary of the Fund, or by returning a subsequently dated proxy. In addition, certain holders of the Common Stock that may vote by telephone or over the Internet may also revoke their proxies by executing a subsequently dated proxy using either of these methods of voting. Holders of the Common Stock who vote by telephone or over the Internet should not subsequently return a proxy card by mail unless they intend the proxy card to revoke their prior instructions given by telephone or over the Internet.

If shares of the ATP are registered in the name of a New York Stock Exchange ("NYSE") member or the name of the member's nominee on behalf of the shares' beneficial owner, the member will request voting instructions with respect to the shares from the beneficial owner. If the member does not receive voting instructions for those shares in a timely manner, and certain other conditions are met, the member may vote the shares in the same proportion as the member votes shares of the ATP for which beneficial holders have provided voting instructions.

In the event a quorum is not present at the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies, provided that such persons determine such an adjournment and additional solicitation is reasonable and in the interest of stockholders. A stockholder vote may be taken on any proposal in this proxy statement prior to such adjournment if sufficient votes have been received and such vote is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Annual Meeting in person or by proxy.

In addition to the solicitation of proxies by mail, Directors and officers of the Fund or other representatives of the Fund may also solicit proxies by telephone, by telegraph or in person. The Fund has also retained a proxy solicitor, The Altman Group, Inc. ("Altman"), to assist in the solicitation of proxies. Pursuant to this arrangement,

Altman has agreed to contact banks, brokers and proxy intermediaries to secure votes in favor of the proposal described in this proxy statement. The costs of retaining Altman, which will be fully borne by the Fund, are not expected to exceed $10,000. The costs of proxy solicitation and expenses incurred in connection with preparing this proxy statement and its enclosures will be paid by the Fund.

Each stockholder entitled to notice of, and to vote, at the Annual Meeting has been sent a copy of the Semi-Annual Report of the Fund for the period ended June 30, 2011, including financial statements with this proxy statement. If you would like to request another copy of the Semi-Annual Report or a copy of the Fund's Annual Report for the period ended December 31, 2010, you may call the Fund collect at (617) 263-6400.

THE INVESTMENT ADVISER
AND ADMINISTRATIVE SERVICES

T. Rowe Price Associates, Inc., with its principal office at 100 East Pratt Street, Baltimore, Maryland 21202, has served as the investment adviser to the Fund since December 2, 2002. Since February 1992, the Fund has engaged Ellen E. Terry to perform administrative services, and has engaged Paul E. Saidnawey to provide certain related administrative services subject to the supervision of the President of the Fund and Ms. Terry.

PROPOSAL ONE
ELECTION OF DIRECTORS

The stockholders of the Fund are being asked to elect the five nominees listed below as Directors of the Fund, to serve as such until the next annual meeting of the Fund's stockholders and until their successors shall have been duly elected and qualified. The five nominees named below are presently serving as Directors of the Fund. All shares represented by valid proxies will be voted in the election of Directors for the applicable nominees named below, unless authority to vote for a particular nominee is withheld. Each nominee has agreed to serve as a Director if elected. If any such nominee is not available for election at the time of the Annual Meeting, the persons named as proxies will vote for such substitute nominee as the Board of Directors may recommend.

Under the terms of the Fund's charter, the holders of the ATP are entitled as a class, to the exclusion of the holders of the Common Stock, to elect two Directors of the Fund. For this purpose, all holders of all series of the ATP vote together as a single class. Joseph L. Bower and Bernard J. Korman have been nominated as the Directors to be elected by the holders of the ATP. The Fund's charter further provides for the election of the other three nominees named below by the holders of the Common Stock and the holders of all series of the ATP, voting together as a single class. A plurality of all the votes cast of the relevant class or classes is sufficient to elect a Director. Election of Directors is non-cumulative; accordingly, holders of a majority of the outstanding shares of the relevant class or classes represented at the Annual Meeting in person or by proxy may elect all of the Directors who are subject to election by such class or classes.

The Board of Directors recommends that stockholders vote FOR the election of the five nominees to the Fund's Board of Directors.

The nominees for election to the Board of Directors who are not "interested persons" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), (the "Independent Directors") are as follows:

Name and Age	Position(s) with the Fund(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years (and Other Relevant Experience, Attributes and Skills)(2)	Other Directorships

Preferred Stock Nominees

Joseph L. Bower Date of Birth: 9/21/38	Director since 1988	Professor, Harvard Business School since 1963–as Donald K. David Professor of Business Administration 1986-2007, Baker Foundation Professor since 2007, Senior Associate Dean, Chair of the Doctoral Programs, Chair of the General Management Area, Chair of the General Manager Program, and Chair of The Corporate Leader; Consultant on corporate strategy and organizational development since 1966.	Director of Anika Therapeutics, Inc. since 1992, Sonesta International Hotels Corporation since 1988, Loews Corporation (a conglomerate) since 2002, and Brown Shoe Company, Inc. from 1987-2011.

Bernard J. Korman Date of Birth: 10/13/31	Director since 1987	Chairman of the Board of Directors of Philadelphia Health Care Trust (non-profit corporation supporting healthcare delivery, education and research) (1995-2010); Director of Medical Nutrition USA, INC (develops and distributes nutritional products) (2004-2010); Director of NutraMax Products, Inc. (consumer health care products) (1995-2008); President, Chief Executive Officer and Director of MEDIQ Incorporated (healthcare services) (1977-1995); Trustee of Kramont Realty Trust (a real estate investment trust) (June 2000-April 2005); Director of Pep Boys, Inc. (automotive aftermarket service and retail chain) (2003-2004).	Director of Omega Healthcare Investors, Inc. (real estate investment trust) since 1993.

Name and Age	Position(s) with the Fund(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years (and Other Relevant Experience, Attributes and Skills)(2)	Other Directorships

Common Stock and
Preferred Stock Nominees

Ernest E. Monrad Date of Birth: 5/30/30	Director since 1988(3)	Trustee since 1960 and Chairman of the Trustees from 1969 to May 2001 of Northeast Investors Trust; Chairman, Assistant Treasurer and a Director from 1981 to November 2008 of Northeast Investors Growth Fund; Director and Vice President of Northeast Investment Management, Inc. from August 1984 until December 2006; and Director of Northeast Management & Research Company, Inc. from 1981 to November 2008.

Marguerite Piret Date of Birth: 5/10/48	Director since 2004	President and Chief Executive Officer of Newbury, Piret & Company, Inc. (an investment bank) (1981-Present); Member, Board of Governors, Investment Company Institute (1996-2004).	Trustee of Pioneer Funds complex since 1980 (56 funds).

  (1)  The Fund is not part of any fund complex.

  (2)  The information reported includes the principal occupation during the last five years for each Director and other information relating to the professional experiences, attributes and skills relevant to each Director's qualifications to serve as a Director.

  (3)  Includes service as Director Emeritus from April 2005 until July 2005.

The nominees for election to the Board of Directors who are "interested persons" of the Fund within the meaning of Section 2(a)(19) of the 1940 Act are as follows:

Name and Age	Position(s) with the Fund(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years (and Other Relevant Experience, Attributes and Skills)(2)	Other Directorships

Common Stock and
Preferred Stock Nominees

Robert F. Birch(3) Date of Birth: 3/12/36	Director and President since 1992	Director of Brookfield/ Helios Funds (1998-2011); Director of Brandywine Funds (2001-2008); Chairman of Board and Co-Founder of The China Business Group, Inc. (strategic management consulting firm) (1995-2008); Director and Strategic Planning Consultant at Dewe Rogerson, Ltd. (1992-1998) (consulting firm); Director and Chief Executive Officer of Memtek Corporation (manufacturer of capital equipment to treat liquid toxic waste) (1989-1992); President and Chief Executive Officer of Gardner and Preston Moss, Inc. (investment management firm) (1969-1987); Manager at Arthur Andersen and Company (audit and management consulting) (1960-1968).

  (1)  The Fund is not part of any fund complex.

  (2)  The information reported includes the principal occupation during the last five years for each Director and other information relating to the professional experiences, attributes and skills relevant to each Director's qualifications to serve as a Director.

  (3)  Mr. Birch is deemed to be an "interested person" of the Fund within the meaning of Section 2(a)(19) of the 1940 Act because he is the President of the Fund.

The address of each Director is: c/o The New America High Income Fund, Inc., 33 Broad Street, Boston, Massachusetts 02109. Each Director holds office until the Director's successor is duly elected and qualified, until the Director's death or until the Director's resignation or removal.

Executive Officer

Ellen E. Terry (date of birth 4/09/59), Vice President and Treasurer of the Fund since February 18, 1992, Chief Compliance Officer since 2004 and Secretary since February 2010, is the only executive officer of the Fund not named in the above table of Directors who are interested persons of the Fund. Ms. Terry's address is: c/o The New America High Income Fund, Inc., 33 Broad Street, Boston, Massachusetts 02109. A Fund officer holds office until the officer's successor is duly elected and qualified, until the officer's death or until the officer's resignation or removal.

Security Ownership of Certain Beneficial Owners and Management

The following table shows the beneficial ownership of the Fund's Common Stock by the Fund's Directors and officers at July 31, 2011, based on information provided to the Fund by the Directors and officers. No officer or Director of the Fund owns shares of the Fund's ATP. All individuals listed in the table have sole voting and investment power over the shares reported as owned unless otherwise indicated. The table also presents the stock-based holdings as of December 31, 2010 of (a) First Trust Portfolios L.P. ("FTP") and (b) Claymore Securities Defined Portfolios, Series 589, 590, 596, 601, 613, 614, 617, 620, 621, 635, 648, 651, 652, 664, 672, 676, 680, 683, 687, 696, 701, 712, 713 and 717 and Guggenheim Defined Portfolios, Series 719, 749 and 750 (collectively, the "Portfolios"), believed by the Fund to be the beneficial owners of more than 5% of the Fund's outstanding Common Stock. FTP's stock ownership is based on a filing made on February 2, 2011 under Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The stock ownership of the Portfolios is based on a filing made on January 28, 2011 under Section 13 of the Exchange Act.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Shares of Common Stock Beneficially Owned
Directors and Officers:
Joseph L. Bower	7,111		*
Bernard J. Korman	337,396	(1)	1.5%
Ernest E. Monrad	295,421	(2)	1.3%
Marguerite Piret	6,000		*
Robert F. Birch	37,033	(3)	*
Ellen E. Terry	9,639		*
All executive officers and directors as a group	692,600		3.0%
Beneficial Owner:
Claymore Securities Defined Portfolios (various series) and Guggenheim Defined Portfolios (various series)(4)	1,220,345		5.3%
First Trust Portfolios L.P.(5)	2,492,033	(4)	10.8%

  *  Less than 1%

  (1)  Includes 119,409 shares owned by Mr. Korman's spouse.

  (2)  Includes 105,036 shares owned by Mr. Monrad's spouse and 4,805 shares held by Mr. Monrad as a fiduciary for unrelated persons. Mr. Monrad disclaims beneficial ownership of his spouse's shares and of the shares he holds as fiduciary for unrelated persons.

  (3)  Includes 7,822 shares held by a family limited partnership as to which Mr. Birch has shared voting and investment power.

  (4)  Guggenheim Fund Distributors, Inc. ("GFD") sponsors the Portfolios which hold shares of the Fund's Common Stock. The Portfolios have sole voting and dispositive power over the shares they hold. GFD's address is 2455 Corporate West Drive, Lisle, Illinois 60532.

  (5)  FTP sponsors several unit investment trusts ("UITs") which hold shares of the Fund's Common Stock (none in an amount of 5% or more). First Trust Advisors L.P. ("FTA"), an affiliate of FTP's, acts as portfolio supervisor of the UITs. FTA has shared voting and dispositive power over the securities as does The Charger Corporation ("CC") which serves as the general partner of both FTP and FTA. The trustee of the UITs has the power to vote the shares held by the UITs. The address of FTP, FTA and CC is 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.

The following table presents the stock-based holdings as of January 1, 2011 of Bank of America Corporation, believed by the Fund to be a beneficial owner of more than 5% of the Fund's outstanding shares of a certain series of ATP. Bank of America Corporation's stock ownership is based on a filing made on January 11, 2011 under Section 13 of the Exchange Act.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Shares of Auction Term Preferred Stock Beneficially Owned
Bank of America Corporation(1)	3,139	(1)	92.3%

  (1)  3,139 shares of the Fund's outstanding ATP shares are held for the accounts of Bank of America, N.A. ("BANA") and Blue Ridge Investments, LLC ("BRI"), wholly-owned subsidiaries of Bank of America Corporation ("BAC"). The address of BAC is 100 North Tryon Street, Floor 25, Bank of America Corporate Center, Charlotte, North Carolina 28255. The address of BANA is 101 South Tryon Street, Charlotte, North Carolina 28255. The address of BRI is 214 North Tryon Street, Charlotte, North Carolina 28255.

The following table shows the dollar value range of the Fund's common stock owned by each Director as of July 31, 2011.

Director/Nominee	Dollar Range of Equity Securities in the Fund
Joseph L. Bower	$50,001-$100,000
Bernard J. Korman	Over $100,000
Ernest E. Monrad	Over $100,000
Marguerite Piret	$50,001-$100,000
Robert F. Birch	Over $100,000

The Board

The Directors of the Fund are responsible for the oversight and supervision of the affairs of the Fund as is described more fully below. Neither the Fund's charter nor the Charter of the Audit and Nominating Committee sets forth specific qualifications to serve as a Director, although the Audit and Nominating Committee Charter identifies certain factors that the Committee may take into account when considering Director candidates. Each Director serves until the Director's successor is duly elected and qualified, until the Director's death or until the Director's resignation or removal.

The Directors have varied experiences, attributes and skills that are used in overseeing the Fund's activities, reviewing contractual arrangements with companies that provide services to the Fund, and reviewing the Fund's performance. Among the attributes or skills common to all Directors are their ability to: (i) review critically, evaluate, question, and discuss information provided to them; (ii) interact effectively with the other Directors, the Fund's investment adviser, other service providers, counsel, and the Fund's independent registered public accounting firm; and (iii) exercise effective and independent business judgment in the performance of their duties as Directors. Each Director's ability to perform his or her duties effectively has been attained through the Director's business, consulting, public service, and/or academic positions and through experience from service as a board member of the Fund and/or in other capacities, including, as applicable, for publicly- and privately-held companies, non-profit entities and other organizations as set forth in the tables above providing biographical information for each Director. Each Director's ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences.

Board Leadership Structure

Overall responsibility for oversight of the Fund rests with the Board. The Board has engaged the investment adviser to manage the Fund's investment portfolio on a day-to-day basis. The Board is responsible for overseeing the Fund's management and staff, the investment adviser and other service providers in the operation of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of Maryland law and the Fund's charter, articles supplementary and By-laws, the terms of its NYSE listing and other applicable laws and regulations. The Board currently has five members who have varied experiences, attributes and skills. The Board ordinarily conducts five regular meetings a year. In addition, the Board may hold special in-person or telephonic meetings, or informal conference calls, as necessary, to address specific matters as they arise between regular meetings. As discussed below, the Board has established two committees that focus on specific oversight responsibilities.

The Board does not have a formally elected chair. Mr. Birch, the Fund's principal executive officer and a Director, generally chairs Board meetings. The Board does not have a lead independent Director. The Board believes that the current leadership structure of the Board is appropriate principally because (a) Mr. Birch is not an employee of, or otherwise affiliated with, the Fund's investment adviser and (b) given the Board's size and the nature of the Fund's operations, a lead independent director would not enhance the Board's effectiveness. The Board's leadership structure may be changed at any time in the Board's discretion.

The Fund is subject to a number of risks, including investment, leverage and compliance risks. Day-to-day risk management functions are subsumed within the responsibilities of (i) the Fund's officers and staff (consisting of Mr. Birch, Ms. Terry and Mr. Saidnawey (collectively, "Fund Officers and Staff"), (ii) the Fund's investment adviser and (iii) other Fund service providers (depending on the nature of the risk) who carry out other aspects of the Fund's investment management and business affairs. The Fund's investment adviser and other Fund service providers each have their own independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources, and controls. Risk oversight is an aspect of the Board's general oversight of the Fund and is addressed as part of various Board and Committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. In fact, some aspects of the Fund's design and operation are premised on a degree of risk, e.g., investing in high yield debt and maintaining a leveraged capital structure.

As part of its regular oversight of the Fund, the Board, directly or through a Committee, interacts with and reviews reports from, among others, the Fund Officers and Staff (including Ms. Terry in her capacity as the Fund's chief compliance officer (the "CCO")), the Fund's investment adviser and the Fund's independent registered public accounting firm, as appropriate, regarding risks faced by the Fund and relevant risk functions. The Board reviews investment policies and risks in connection with its review of the Fund's performance. The CCO reports to the Board regarding compliance matters for the Fund and its principal service providers and oversees the testing of the Fund's compliance program. In addition, as part of the Board's periodic review of the Fund's investment advisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. The Board may, at any time and in its discretion, change its risk oversight role.

Committees

The Board has established a standing Audit and Nominating Committee and a standing Compensation Committee to assist the Board in the oversight and direction of the business and affairs of the Fund. The Audit and Nominating Committee operates pursuant to a charter approved by the Board and is chaired by an Independent Director. The Audit and Nominating Committee consists of all the Independent Directors. Each of these Committees is discussed in greater detail below.

Committees of the Board of Directors and Meetings

During fiscal year 2010, there were thirteen meetings of the Board of Directors, with each Board member attending 75% or more of the aggregate of the meetings held by the Board as a whole and of the respective committees on which such Director served. The Board of Directors has established two ongoing committees—the Audit and Nominating Committee (formerly the Audit Committee) and the Compensation Committee. The functions and other information about these committees are summarized below.

The Board expects that Directors will ordinarily attend in person all annual and special meetings of the Fund's stockholders other than adjourned meetings and, if unable to attend in person, will participate by other means, if practical. In recognition of this policy, the Board of Directors typically schedules the annual meeting of stockholders to coincide with a regular quarterly Board meeting. Each Director attended the 2010 Annual Meeting of Stockholders held on April 22, 2010.

Audit and Nominating Committee

The Audit and Nominating Committee, which consists of all the Independent Directors:

•  oversees the accounting and financial reporting processes of the Fund and its internal control over financial reporting and, as the Committee deems appropriate, inquires into the internal control over financial reporting of certain third-party service providers;

•  oversees the quality and integrity of the Fund's financial statements and the independent audit thereof;

•  oversees, or, as appropriate, assists Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits;

•  approves prior to appointment the engagement of the Fund's independent auditors and, in connection therewith, reviews and evaluates the qualifications, independence and performance of the Fund's independent auditors and the audit partner in charge of leading the audit;

•  acts as a liaison between the Fund's independent auditors and the full Board;

•  supervises the nomination and election of directors of the Fund; and

•  reviews on a periodic basis the governance structures and procedures of the Fund.

The Audit and Nominating Committee acts pursuant to a written Audit and Nominating Committee Charter, which is available on the Fund's website at www.newamerica-hyb.com via the Corporate Governance hyperlink. The Audit and Nominating Committee is presently comprised of Messrs. Korman and Monrad, Ms. Piret and Professor Bower, each of whom is "independent" as defined in the applicable NYSE listing standards. The Board has determined that Ms. Piret qualifies as an "audit committee financial expert" under the rules implementing Section 407 of the Sarbanes Oxley Act of 2002. The Audit and Nominating Committee met five times during 2010, with all Committee members attending 75% or more of the meetings. Professor Bower also serves on the audit committee of three public companies. The Board has determined that such simultaneous service does not impair Professor Bower's ability to effectively serve on the Fund's Audit and Nominating Committee.

Selection and Evaluation of Director Candidates. The Audit and Nominating Committee will, when a vacancy on the Board exists or is anticipated, consider any candidate for Director recommended by a stockholder if (a) the recommendation contains sufficient background information concerning the candidate to enable the Committee to make a proper judgment as to the candidate's qualifications and (b) the recommendation is submitted in accordance with applicable procedural requirements set forth in the Fund's By-laws.

The Audit and Nominating Committee has not established specific, minimum qualifications that must be met by an individual for the Audit and Nominating Committee to recommend that individual for nomination as a Director. In seeking candidates to consider for nomination to fill a vacancy on the Board, the Audit and Nominating Committee expects to seek referrals from a variety of sources, including current Directors, management of the Fund and counsel to the Fund. The Committee may also engage a search firm to identify or evaluate or assist in identifying or evaluating candidates.

The Audit and Nominating Committee does not have a formal policy to consider diversity when identifying Director candidates. However, when evaluating candidates for a position on the Board, its charter directs the Audit and Nominating Committee to consider a variety of factors, including the following factors, as appropriate, which may bear on the overall diversity in the backgrounds, skills and experiences of the Board's members: (i) the candidate's knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate's educational background; (iv) the candidate's reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board's existing mix of skills and qualifications; (vi) the candidate's perceived ability to contribute to the ongoing functions of the Board, including the candidate's ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the candidate's ability to qualify as an independent Director for purposes of the 1940 Act, the candidate's independence from Fund service providers and the existence of any other relationships that might give rise to a conflict of interest or the appearance of a conflict of interest; and (viii) such other factors as the Audit and Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions, e.g., whether or not a candidate is an "audit committee financial expert" under the rules implementing Section 407 of the Sarbanes Oxley Act of 2002. Prior to making a final recommendation to the Board, the Audit and Nominating Committee conducts personal interviews with the candidates it concludes are the most qualified. Any candidates recommended by stockholders will be evaluated in the same manner.

Candidates Recommended by Stockholders. A stockholder wishing to submit a nomination for Director at an annual or special meeting of stockholders must provide a timely notice (as required under the Fund's By-Laws) in writing to the Secretary of the Fund, at The New America High Income Fund, Inc., 33 Broad Street, Boston, Massachusetts 02109. To nominate Directors for election at an annual meeting, the stockholder's notice, to be timely, must be received by the Secretary (i) not earlier than the close of business on the 120th day and (ii) not later than the close of business on the 90th day prior to the date of the annual meeting. In the event that, during the prior year the Fund did not hold an annual meeting or the date of the annual meeting changed by more than 30 days from the first anniversary of the prior year's annual meeting (other than as a result of adjournment), the stockholder's notice must be received by the Secretary (i) not earlier than the close of business on the 120th day prior to such annual meeting and (ii) not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first made. With respect to election of Directors at a special meeting of stockholders, such notice, to be timely, must be received by the Secretary of the Fund (i) not earlier than the close of business on the 120th day and (ii) not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement of the date of such special meeting is first made. The public announcement of a postponement or adjournment of an annual or special meeting does not commence a new time period for the giving of a stockholder's notice.

A stockholder's notice proposing a Director nominee must specify, as to each stockholder giving the notice, certain of the proposing stockholder's associated persons and the proposed Director nominee: certain identifying information and certain information on Fund shares owned and any related short interest or hedging, derivative or other transactions or agreements affecting the owner's voting power with respect to, or exposure to price changes in, Fund shares, as provided in the Fund's By-Laws. In addition, if a proposing stockholder or one of its associated persons is not an individual, the stockholder's notice must provide the entity's investment strategy and a copy of the prospectus or similar document provided to its investors, as required under the Fund's By-Laws. The stockholder notice must also include all other information relating to the Director nominee that would be required to be disclosed in an election contest (whether or not an election contest is involved) or would otherwise be required in a proxy solicitation, and certain information regarding other stockholders supporting the proposed Director nominee, as provided in the Fund's By-Laws. Failure to meet the submission or information requirements for a stockholder proposal of a Director nominee, or failure to provide additional information or verify or update such information, as required by the Fund's By-Laws, may result in a stockholder's nomination being disregarded.

Compensation Committee

The Board's Compensation Committee is responsible for monitoring and revising as appropriate the compensation of Fund employees, subject to review by the Board as a whole. Because she serves as the Fund's Chief Compliance Officer, Ms. Terry's compensation is subject to separate approval by the Independent Directors. During fiscal 2010, the Compensation Committee, which is comprised of Mr. Monrad and Ms. Piret held one meeting, which both members of the Committee attended.

Communications with the Board

Stockholders wishing to communicate with the Board may do so by sending a written communication to any Director at the following address: The New America High Income Fund, Inc., 33 Broad Street, Boston, MA 02109. Any stockholder communication so received will be promptly forwarded to the Director(s) to whom it is addressed.

Independent Public Accountants and Fees

Upon the recommendation of the Audit and Nominating Committee, the Board of Directors has selected Tait, Weller & Baker LLP ("Tait, Weller") as independent public accountants for the Fund for the year ending December 31, 2011. The services provided by Tait, Weller consist of the examination of the Fund's annual financial statements, assistance and consultation in connection with SEC filings, and review of tax and certain compliance matters on behalf of the Fund.

Representatives of Tait, Weller are not expected to be represented at the Annual Meeting, but a representative of Tait, Weller is expected to be available via telephone during the Annual Meeting to respond to appropriate questions and will have the opportunity to make a statement if the representative so desires.

Audit Fees. For fiscal 2010, the aggregate fees billed by Tait, Weller for audit of the Fund's financial statements and review of the semi-annual financial statements totaled $44,750. Those fees for fiscal 2009 were $44,000.

Audit-Related Fees. For fiscal 2010, the aggregate fees billed by Tait, Weller for assurance and related services that are reasonably related to the performance of the audit and review of the Fund's financial statements, including annual agreed upon procedures related to requirements of the Fund's articles supplementary totaled $6,000. Those fees for fiscal 2009 were $7,500.

Tax Fees. For fiscal 2010, the aggregate fees billed by Tait, Weller for its professional services related to preparation of the Fund's federal and state tax returns, review of excise distributions, and testing of quarterly asset diversification totaled $6,500. For fiscal 2009, those fees were $6,500.

All Other Fees. Tait, Weller did not bill the Fund for any products or services except as noted above, in fiscal 2010 or 2009.

Tait, Weller did not provide any non-audit services to T. Rowe Price Group, Inc. ("Price Group"), the parent company of the Fund's investment adviser, or any of Price Group's subsidiaries in 2010 or 2009.

Report of the Audit and Nominating Committee of the Board of Directors

The Fund's Audit and Nominating Committee has met and held discussions separately, and jointly with each of management and the Fund's independent public accountants. In addition, the Audit and Nominating Committee has reviewed and discussed the Fund's audited financial statements for fiscal 2010 with management and the independent public accountants. The Audit and Nominating Committee discussed with the Fund's independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit and Nominating Committee has received the written disclosures and the letter from the Fund's independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accounts' communications with the Audit and Nominating Committee concerning independence and has discussed with the independent accountants the independent accountants' independence. Based on the review and discussions described in this Report, the Audit and Nominating Committee recommended to the Board of Directors that the audited financial statements be included in the Fund's 2010 annual report to stockholders required by Section 30(e) of the 1940 Act and Rule 30e-1 thereunder for filing with the SEC.

Joseph L. Bower	Bernard J. Korman	Ernest E. Monrad	Marguerite Piret

Remuneration of Directors and Officers

During fiscal 2010, the Directors' compensation was based on a fee of $27,000 and a fee of $2,000 per Directors' meeting (generally excluding brief telephonic meetings). Mr. Birch's compensation for services rendered to the Fund in his capacity as President for the calendar year ended December 31, 2010 was $137,132, comprised of an annual retainer of $125,000 plus an allowance of $12,132 for health insurance. Each member of the Fund's Audit and Nominating Committee, which consists of the Fund's Independent Directors, receives $2,000 for each Audit and Nominating Committee meeting attended, other than meetings held on days on which there is also a Directors' meeting. Directors of the Fund received for the fiscal year ended December 31, 2010 aggregate remuneration of $210,000 exclusive of compensation paid to Mr. Birch for his services rendered to the Fund in his capacity as President. In 2008, the Fund entered into a severance agreement with Ms. Terry under which the Fund agreed to make her a severance payment in the event of the involuntary termination of her employment with the Fund subject to certain terms and conditions. The amount payable to Ms. Terry under the agreement would be equal to two years' salary, bonus and health insurance allowance based on amounts most recently paid before the termination triggering the payment. In order to receive a severance payment under the agreement, Ms. Terry must be terminated other than for cause. In addition, if Ms. Terry were terminated due to the Fund's liquidation, conversion to open-end status or reorganization into another entity and were offered employment by a successor or related entity on terms at least equivalent to those of her then current employment arrangement with the Fund, including as to location and severance, then Ms. Terry would not be entitled to a severance payment from the Fund.

The following table summarizes the compensation paid to the Directors and officers of the Fund for the fiscal year ended December 31, 2010. The Fund does not provide remuneration in the form of pension or retirement benefits to any of its Directors or officers.

Name of Director or Officer	Aggregate Compensation from Fund		Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund
Robert F. Birch	$172,132	(1)	none	none	$172,132	(1)
Joseph L. Bower	$35,000		none	none	$35,000
Bernard J. Korman	$35,000		none	none	$35,000
Earnest E. Monrad	$35,000		none	none	$35,000
Marguerite Piret	$35,000		none	none	$35,000
Ellen E. Terry	$194,581	(2)	none	none	$194,581	(2)

  (1)  Of this amount, $137,132 was compensation for service as President and $35,000 was compensation for service as a Director.

  (2)  This amount reflects Ms. Terry's salary, bonus and health insurance allowance.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires the Fund's directors and certain other persons to file initial reports of ownership and reports of changes in ownership with the SEC. A copy of these Section 16(a) forms are required by SEC rules to be furnished to the Fund. Based solely on the Fund's review of the copies of such forms received, the amendments thereto, and certain written representations related thereto, the Fund believes that Mr. Korman did not timely file one Form 4 relating to the purchase of Fund common stock, due to an administrative error.

REGULATORY MATTERS

As previously disclosed in the Fund's 2010 annual report, the Fund has been responding to inquiries from the staff of the Division of Enforcement of the Securities and Exchange Commission (the "Staff"). The Staff's inquiry has focused on matters relating to the Fund's auction-term preferred stock ("ATP"), including: (a) the Fund's repurchase of $15 million of liquidation value ATP in January 2008; and (b) the Fund's determination in September 2008 to pay dividends to holders of Series A, B and C ATP using the "Minimum Applicable Rate" versus the "Maximum Applicable Rate" after Lehman Brothers Inc. (the broker-dealer for those Series) ceased to submit bids in auctions for those Series (a decision that the Fund subsequently reversed on a going-forward and retroactive basis). The inquiry remains open.

OTHER MATTERS

The Directors do not intend to present any other business at the Annual Meeting nor are they aware of any stockholder's intention to do so. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

STOCKHOLDER PROPOSALS FOR ANNUAL MEETING

Stockholder proposals intended to be included in the proxy statement and form of proxy to be presented at the Fund's next annual meeting of stockholders pursuant to Rule 14a-8 of the Exchange Act must be received at the Fund's principal office, 33 Broad Street, Boston, Massachusetts 02109, no later than May 1, 2012. Such proposals must also comply with all other legal requirements in order to be included in the Fund's proxy statement and form of proxy for that meeting. A stockholder proposal submitted outside of the process of Rule 14a-8 must meet requirements specified in the Fund's By-Laws. Among other conditions, the By-Laws require that a stockholder proposal must be received in writing by the Secretary of the Fund at the Fund's principal office (i) not earlier than the close of business on the 120th day and (ii) not later than the close of business on the 90th day prior to the date of the annual meeting. In the event that, during the prior year the Fund did not hold an annual meeting or the date of the annual meeting changed by more than 30 days from the first anniversary of the prior year's annual meeting (other than as a result of adjournment), notice of a stockholder's proposal must be received by the Secretary (i) not earlier than the close of business on the 120th day prior to the annual meeting and (ii) not later than the close of business on the later of the 90th day prior to the annual meeting or the 10th day following the day on which public announcement of the date of the annual meeting is first made.

Boston, Massachusetts
August 29, 2011

THE NEW AMERICA HIGH INCOME FUND, INC.
33 Broad Street, Boston, Massachusetts 02109
Annual Meeting of Stockholders
October 27, 2011
Proxy Solicited on Behalf of The Board of Directors

The undersigned holder(s) of shares of Series A, Series B, Series C and/or Series D Auction Term Preferred Stock (collectively "Auction Term Preferred Stock") of The New America High Income Fund, Inc., a Maryland corporation (the "Fund"), hereby constitute(s) and appoint(s) ROBERT F. BIRCH and ELLEN E. TERRY, and each of them, as proxies for the undersigned, each with full power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of the Fund (the "Annual Meeting" or "Meeting") to be held at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109 on Thursday, October 27, 2011 at 9:30 a.m. local time, and at any and all adjournments and postponements thereof, and thereat to vote all shares of the Auction Term Preferred of the Fund held of record by the undersigned on Friday, August 12, 2011, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR SET FORTH ON THE REVERSE SIDE.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name appears on the reverse side. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

THE NEW AMERICA HIGH INCOME FUND, INC.

PLEASE MARK BOXES IN BLUE OR BLACK INK AS IN THIS EXAMPLE ☒

1.	A.	Authority to vote for the election as Directors of all the Auction Term Preferred Stock nominees listed below. Joseph L. Bower and Bernard J. Korman	☐ GRANTING	☐ WITHHOLDING

	B.	Authority to vote for the election as Directors of all the nominees listed below. Robert F. Birch, Ernest E. Monrad and Marguerite Piret	☐ GRANTING	☐ WITHHOLDING

(Instructions: To withhold authority to vote for any individual nominee, strike a line through the nominee's name.)

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE. THE UNDERSIGNED HEREBY ACKNOWLEDGE(S) RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

Please be sure to sign and date this Proxy.

Signature	Date

Signature	Date

Mark box at right if an address change or comment has been noted on the reverse side of this card. ☐

SHARES ON RECORD DATE:

ANNUAL MEETING OF STOCKHOLDERS OF

THE NEW AMERICA HIGH INCOME FUND, INC.

October 27, 2011

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER

ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of meeting and proxy statement are available at http://www.newamerica-hyb.com/2011proxystatement.pdf

 Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20300000000000000000 5	102711

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election as Directors of all the nominees below.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE. THE UNDERSIGNED HEREBY ACKNOWLEDGE(S) RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

☐ ☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	NOMINEES: Robert F. Birch Ernest E. Monrad Marguerite Piret

Please be sure to sign and date this Proxy.
INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), MARK “FOR ALL EXCEPT” AND FILL IN THE CIRCLE NEXT TO EACH NOMINEE YOU WISH TO WITHHOLD, AS SHOWN HERE:				TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder		Date:		Signature of Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

THE NEW AMERICA HIGH INCOME FUND, INC.

October 27, 2011

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting and proxy statement

are available at http://www.newamerica-hyb.com/2011proxystatement.pdf

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

 Please detach along perforated line and mail in the envelope provided.

	20300000000000000000 5			102711

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election as Directors of all the nominees below.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE. THE UNDERSIGNED HEREBY ACKNOWLEDGE(S) RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

☐	FOR ALL NOMINEES	NOMINEES: Robert F. Birch Ernest E. Monrad Marguerite Piret

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), MARK “FOR ALL EXCEPT” AND FILL IN THE CIRCLE NEXT TO EACH NOMINEE YOU WISH TO WITHHOLD, AS SHOWN HERE:				Please be sure to sign and date this Proxy. TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder		Date:		Signature of Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

1

THE NEW AMERICA HIGH INCOME FUND, INC.

33 Broad Street, Boston, Massachusetts 02109

Annual Meeting of Stockholders

October 27, 2011

Proxy Solicited on Behalf of the Board of Directors

The undersigned holder(s) of shares of Common Stock of The New America High Income Fund, Inc., a Maryland corporation (the “Fund”), hereby constitute(s) and appoint(s) ROBERT F. BIRCH and ELLEN E. TERRY, and each of them, as proxies for the undersigned, each with full power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of the Fund (the “Annual Meeting” or “Meeting”) to be held at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109 on Thursday, October 27, 2011 at 9:30 a.m. local time, and at any and all adjournments or postponements thereof, and thereat to vote all shares of the Common Stock of the Fund held of record by the undersigned on Friday, August 12, 2011, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR SET FORTH ON THE REVERSE SIDE.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

(Continued and to be signed on the reverse side.)

COMMENTS:

14475